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                                                                    EXHIBIT 99-8

                        CERTIFICATION OF PERIODIC REPORT

I, David E. Meador, Senior Vice President and Chief Financial Officer of Michigan Consolidated Gas Company (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge and belief:

(1) the Annual Report on Form 10-K of the Company for the annual period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 20, 2003                        /s/ DAVID E. MEADOR
                                     ------------------------------------
                                              David E. Meador
                                         Senior Vice President and
                                         Chief Financial Officer of
                                     Michigan Consolidated Gas Company